SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2004

                                Osprey Gold Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-28107                    88-0399260
           (Commission File Number)  (IRS Employer Identification No.)

          210 Broadway, Suite 208, Orangeville, Ontario, Canada L9W 5G4

               (Address of Principal Executive Offices)(Zip Code)

                                 (519) 940-8117
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The purpose of this Form 8-K filing is as follows:

Mr. Douglas C. Young resigned as a Director on May 7, 2004.

Mr. Jean-Jacques Robert Treyvaud and Ms. Linda Kent have been appointed as Directors of Osprey Gold Corp on August 13, 2004.

Mr. Treyvaud is a specialist in financial engineering, corporate finance, and investor relations. From 1989 to Present, he has been a Private Consultant to many European and Middle Eastern clients in the financial engineering, corporate finance, investor relations and portfolio management. From 1985-1989, he was the Senior Vice-President, Capital Market Group for the Banque Indosuez, Geneva. In the Capital Market Group, Banque Indosuez he was responsible for international financing, syndication and retailing of new issues. From 1983-1985, he was a Vice President--Capital Group at Chemical Bank (Switzerland) S.A. From 1978 to 1983 he was Vice President--Underwriting Guaranties Group at Banque Paribas Suisse, Geneva. From 1964 to 1977 he worked in various Departments of Government of Canada.

In 1958, he received a certificate in Geology from McGill University, Montreal, and attended the University of Montreal in the Department of Social Economy from 1957 to 1960. Mr. Treyvaud did his postgraduate studies at the University of Carleton, from 1967 to 1970. He also completed the registered representative course in 1977, and was a Lecturer in International Finance at the Universite du Quebec in 1972.

Ms. Kent has worked in the securities brokerage industry since 1979. Specifically, she has been the Head of Trading for Credifinance Securities Limited in Toronto, Canada, since 2000. From 1979 to 2000, she worked in various positions in the Institutional Trading industry. She worked for First Canada Securities as an Institutional Trader/Manager for 17 years.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

                 Not Applicable.

      (b) Pro Forma Financial Information.

                 Not Applicable.

      (c) Exhibits.

                 Not Applicable.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                OSPREY GOLD CORP.

September 10, 2004                 By: /s/ Gordon Leliever
                                       -----------------------------
                                       Gordon Leliever
                                       President, Principal Executive Officer,
                                       Principal Financial Officer and Director